UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) April 17, 2007
      -------------------------------------------------------------------


                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 ---- CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR ---- 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the ---- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the ---- Exchange Act (17 CFO 240.13e-4(c))


Item 2.02      Results of Operations and Financial Condition.

On April 19, 2007, AMCON Distributing Company ("AMCON or "Company") issued a press release announcing its financial results for the second fiscal quarter ended March 31, 2007. A copy of the press release is attached to this report as an exhibit and is incorporated herein by reference.

The information in this report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this report (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reflected in the press release referred to in Item 2.02 of this report, all items on the agenda that were brought before our shareholders at our annual meeting held on April 17, 2007, were approved.

Among the items approved by shareholders at our annual meeting was the grant to our Chief Executive Officer, Christopher Atayan, of a non-qualified stock option to purchase 25,000 shares of our common stock. The option vests and is exercisable in three equal installments beginning December 12, 2007, and has an exercise price of $18.00 per share. The terms of this option are more fully described in the definitive proxy statement for the annual meeting of shareholders filed with the Commission pursuant to Regulation 14A on March 9, 2007.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated April 19, 2007, issued by AMCON Distributing Company announcing financial results for the second fiscal quarter ended March 31, 2007

                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: April 19, 2007            By :     Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President &
                                           Chief Financial Officer


                                 EXHIBIT INDEX
                                 -------------

Exhibit          Description

99.1 Press release, dated April 19, 2007, issued by AMCON Distributing Company announcing financial results for the second fiscal quarter ended March 31, 2007


                             Exhibit 99.1

          AMCON DISTRIBUTING COMPANY ANNOUNCES SECOND QUARTER RESULTS

                             NEWS RELEASE

Chicago, IL, April 19, 2007 - AMCON Distributing Company ("AMCON") (AMEX:DIT), an Omaha, Nebraska based consumer products company has announced results for the second fiscal quarter and first half ended March 31, 2007. "Our two core businesses are performing in line with our expectations" said Christopher Atayan, AMCON's Chief Executive Officer. "However, we continue to devote considerable resources towards residual litigation in connection with our discontinued operations."

For the first half of fiscal 2007, AMCON reported revenues of $391.7 million in its Wholesale Distribution segment and operating income before depreciation and amortization of $4.7 million. AMCON's retail health food business reported revenues of $18.9 million and operating income before depreciation and amortization of $1.7 million for the first half of fiscal 2007.

"AMCON accounts for its inventory using the LIFO cost flow assumption" said Andrew Plummer AMCON's Chief Financial Officer. "Our LIFO inventory valuation is driven by changes in the producer price index as published by the Bureau of Labor Statistics. During the second quarter of fiscal 2007, the increases in the applicable producer price index resulted in a $736,000 charge to earnings in our wholesale segment versus $49,000 in the prior year's quarter and in the retail health food segment, the charge was $145,000 versus a benefit of $34,000 in the same period for the prior year. Additionally, our litigation related expenses are accounted for in continuing operations. During the second quarter of fiscal 2007 we incurred approximately $1.0 million of legal and professional costs. When all these charges were taken into effect, as well as the results of the discontinued operations, the Company reported a net loss of $0.97 per diluted share," said Plummer.

In March 2007 the Wholesale division held its annual trade show in Kansas City, Missouri. Kathleen Evans, President of the AMCON's Wholesale division commented, "We were especially pleased with the results from our recent trade show. Our customers and vendors were very receptive to our new E-Click technology which we have designed to benefit our customers through both ease of use and efficiency. Market conditions remain competitive and we continue to emphasize our strong customer service as a competitive differentiation." "We are selectively investing in certain store equipment to allow for a broader selection of natural cold and frozen items" said Eric Hinkefent President of AMCON's Retail Health Food subsidiary, "Our business model, which emphasizes high levels of customer service, has been well received in the market. As such we are actively searching for opportunities to add new stores as we believe the outlook for the natural foods category continues to be favorable.

Additionally, AMCON conducted its annual meeting of shareholders on April 17th in St. Louis. All items on the agenda that were brought to the shareholders were approved.

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akins Natural Foods Market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 312-327-1770
Fax: 312-527-3964


















                               AMCON Distributing Company and Subsidiaries
                                  Condensed Consolidated Balance Sheets
                                  March 31, 2007 and September 30, 2006
----------------------------------------------------------------------------------------------------
                                                                      March 2007      September 2006
                                                                     ------------     --------------
ASSETS
Current assets:
  Cash                                                               $    561,851       $    481,138
  Accounts receivable, less allowance for doubtful
    accounts of $0.9 million and $0.9 million, respectively            26,579,473         27,815,751
  Inventories, net                                                     22,018,639         24,443,063
  Deferred income taxes                                                 1,847,894          1,972,988
  Current assets of discontinued operations                                 4,332          1,172,805
  Prepaid and other current assets                                      5,365,424          5,369,154
                                                                     ------------       ------------
     Total current assets                                              56,377,613         61,254,899

Property and equipment, net                                            11,836,153         12,528,539
Goodwill                                                                5,848,808          5,848,808
Other intangible assets                                                 3,419,936          3,439,803
Deferred income taxes                                                   6,306,489          6,772,927
Noncurrent assets from discontinued operations                          2,063,393          3,774,106
Other assets                                                            1,281,938          1,247,464
                                                                     ------------       ------------
                                                                     $ 87,134,330       $ 94,866,546
                                                                     ============       ============
LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)
Current liabilities:
  Accounts payable                                                   $ 11,682,815       $ 14,633,124
  Accrued expenses                                                      4,710,970          4,687,789
  Accrued wages, salaries and bonuses                                   1,784,919          1,879,699
  Income taxes payable                                                    149,354            168,936
  Current liabilities of discontinued operations                        7,531,674          7,461,549
  Current maturities of credit facility                                 3,646,000          3,896,000
  Current maturities of long-term debt                                    477,190            524,130
                                                                     ------------       ------------
     Total current liabilities                                         29,982,922         33,251,227
                                                                     ------------       ------------
Credit facility, less current maturities                               42,319,352         44,927,429
Long-term debt, less current maturities                                 6,827,727          7,069,357
Noncurrent liabilities of discontinued operations                       2,807,000          5,087,230

Series A cumulative, convertible preferred stock, $.01 par value
   100,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     2,438,355          2,438,355

Series B cumulative, convertible preferred stock, $.01 par value
   80,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     1,857,645          1,857,645

Series C cumulative, convertible preferred stock, $.01 par value
   80,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     1,982,372          1,982,372

Commitments and contingencies

Shareholders' equity (deficiency):
  Preferred stock, $0.01 par, 1,000,000 shares authorized,
    none outstanding                                                            -                  -
  Common stock, $.01 par value, 3,000,000
    shares authorized, 527,062 shares outstanding                           5,271              5,271
  Additional paid-in capital                                            6,284,476          6,278,476
  Accumulated deficit                                                  (7,370,790)        (8,030,816)
                                                                     ------------       ------------
     Total shareholders' deficiency                                    (1,081,043)        (1,747,069)
                                                                     ------------       ------------
                                                                     $ 87,134,330       $ 94,866,546
                                                                     ============       ============







                                     AMCON Distributing Company and Subsidiaries
                              Condensed Consolidated Unaudited Statements of Operations
                             for the three and six months ended March 31, 2007 and 2006
---------------------------------------------------------------------------------------------------------
                                                   For the three months            For the six months
                                                       ended March                     ended March
                                            -----------------------------   -----------------------------
                                                 2007            2006            2007            2006
                                            -------------   -------------   -------------   -------------
Sales (including excise taxes of $48.4
 million and $46.9 million, and $98.0
 million and $95.1 million, respectively)   $ 201,176,501   $ 195,803,790   $ 410,542,650   $ 394,020,871

Cost of sales                                 186,809,844     181,164,019     381,134,862     365,353,770
                                            -------------   -------------   -------------   -------------
Gross profit                                   14,366,657      14,639,771      29,407,788      28,667,101
                                            -------------   -------------   -------------   -------------
Selling, general and administrative expenses   13,045,926      12,581,580      25,451,009      25,231,796
Depreciation and amortization                     456,204         482,861         914,047         961,587
                                            -------------   -------------   -------------   -------------
                                               13,502,130      13,064,441      26,365,056      26,193,383
                                            -------------   -------------   -------------   -------------
Operating income                                  864,527       1,575,330       3,042,732       2,473,718
                                            -------------   -------------   -------------   -------------
Other expense (income):
 Interest expense                               1,237,976       1,109,885       2,506,638       2,267,350
 Other (income), net                              (32,225)        (28,810)        (63,307)        (49,591)
                                            -------------   -------------   -------------   -------------
                                                1,205,751       1,081,075       2,443,331       2,217,759
                                            -------------   -------------   -------------   -------------
(Loss) income from continuing operations
 before income tax (benefit) expense             (341,224)        494,255         599,401         255,959
Income tax (benefit) expense                     (125,000)        205,000         238,000         126,000
                                            -------------   -------------   -------------   -------------
(Loss) income from continuing operations         (216,224)        289,255         361,401         129,959

Discontinued operations

 (Loss) gain on disposal of discontinued
  operations, net of income tax (benefit)
  expense of ($0.04) million and $0.6
  million, respectively                           (66,498)              -         829,090               -

 Loss from discontinued operations,
  net of income tax (benefit) of ($0.1)
  million and ($0.4) million, and ($0.2)
  million and ($1.0) million, respectively       (124,283)       (789,067)       (321,693)     (1,816,705)
                                            -------------   -------------   -------------   -------------
(Loss) income on discontinued operations         (190,781)       (789,067)        507,397      (1,816,705)
                                            -------------   -------------   -------------   -------------
Net (loss) income                                (407,005)       (499,812)        868,798      (1,686,746)
Preferred stock dividend requirements            (103,239)        (81,239)       (208,772)       (156,106)
                                            -------------   -------------   -------------   -------------
Net (loss) income available to common
 shareholders                               $    (510,244)  $    (581,051)  $     660,026   $  (1,842,852)
                                            =============   =============   =============   =============
  Basic (loss) earnings per share
   available to common shareholders:
    Continuing operations                   $       (0.61)  $        0.39   $        0.29   $       (0.05)
    Discontinued operations                         (0.36)          (1.49)           0.96           (3.45)
                                            -------------   -------------   -------------   -------------
  Net basic (loss) earnings per share
   available to common shareholders         $       (0.97)  $       (1.10)  $        1.25   $       (3.50)
                                            =============   =============   =============   =============
  Diluted (loss) earnings per share
   available to common shareholders:
    Continuing operations                   $       (0.61)  $        0.37   $        0.28   $       (0.05)
    Discontinued operations                         (0.36)          (1.35)           0.93           (3.45)
                                            -------------   -------------   -------------   -------------
  Net diluted (loss) earnings per share
   available to common shareholders         $       (0.97)  $       (0.98)  $        1.21   $       (3.50)
                                            =============   =============   =============   =============
Weighted average shares outstanding:
  Basic                                           527,062         527,062         527,062         527,062
  Diluted                                         527,062         584,517         546,131         527,062


                            AMCON Distributing Company and Subsidiaries
                           Condensed Consolidated Unaudited Statements of Cash Flows
                            for the six months ended March 31, 2007 and 2006
-------------------------------------------------------------------------------
                                                                           2007            2006
                                                                       ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                                    $    868,798    $ (1,686,746)
  Deduct: income (loss) from discontinued operations, net of tax            507,397      (1,816,705)
                                                                        ------------    ------------
  Income from continuing operations                                         361,401         129,959

  Adjustments to reconcile net income from
   continuing operations to net cash flows
    from operating activities:
     Depreciation                                                           894,180         941,722
     Amortization                                                            19,867          19,865
     (Gain) loss on sale of property and equipment                           (8,129)          5,171
     Stock based compensation                                                 6,000          30,000
     Deferred income taxes                                                  591,532        (830,226)
     Provision for losses on doubtful accounts                              (50,195)        319,987
     Provision for losses on inventory obsolescence                          11,650         136,762

  Changes in assets and liabilities:
     Accounts receivable                                                  1,286,473       1,673,877
     Inventories                                                          2,412,774        (965,064)
     Prepaid and other current assets                                         3,730         550,967
     Other assets                                                           (34,474)         90,840
     Accounts payable                                                    (2,950,309)     (1,553,341)
     Accrued expenses and accrued wages, salaries and bonuses               (71,599)       (446,058)
     Income taxes payable and receivable                                    (19,582)       (118,798)
                                                                       ------------    ------------
Net cash flows from operating activities - continuing operations          2,453,319         (14,337)
Net cash flows from operating activities - discontinued operations       (1,999,042)       (104,783)
                                                                       ------------    ------------
Net cash flows from operating activities                                    454,277        (119,120)

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of property and equipment                                   (211,340)       (377,249)
     Proceeds from sales of property and equipment                           17,675          31,898
     Purchase of trademark                                                        -         (15,000)
                                                                       ------------    ------------
Net cash flows from investing activities - continuing operations           (193,665)       (360,351)
Net cash flows from investing activities - discontinued operations        3,965,394          (1,021)
                                                                       ------------    ------------
Net cash flows from investing activities                                  3,771,729        (361,372)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Net principal payments on bank credit agreements                    (2,858,077)     (1,620,228)
     Net proceeds from preferred stock issuance                                   -       1,982,372
     Proceeds from borrowings of long-term debt                                   -         109,811
     Dividends paid on preferred stock                                     (208,772)       (156,106)
     Principal payments on long-term debt                                  (288,570)       (334,508)
                                                                       ------------    ------------
Net cash flows from financing activities - continuing operations         (3,355,419)        (18,659)
Net cash flows from financing activities - discontinued operations         (789,874)        558,679
                                                                       ------------    ------------
Net cash flows from financing activities                                 (4,145,293)        540,020
                                                                       ------------    ------------
Net change in cash                                                           80,713          59,528

Cash, beginning of period                                                   481,138         546,273
                                                                       ------------    ------------
Cash, end of period                                                    $    561,851    $    605,801
                                                                       ============    ============
Supplemental disclosure of cash flow information:
  Cash paid during the period for interest                             $  2,530,779    $  2,130,593
  Cash paid during the period for income taxes                               99,050           1,024

Supplemental disclosure of non-cash information:
  Buyer's assumption of HNWC lease in connection with
  the sale of HNWC's assets - discontinued operations                       225,502               -

-end-